Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT

This AMENDMENT AND RESTATEMENT AGREEMENT (this “Amendment Agreement”) is made as of November 29, 2018 between Precipio, Inc., a Delaware corporation (the “Company”) and the Investors set forth in Exhibit A attached hereto (each an “Investor” and collectively, the “Investors”).

WHEREAS, the Company and certain of the Investors identified in Part A of Exhibit A have entered into a Securities Purchase Agreement dated as of April 20, 2018 (the “Purchase Agreement”) pursuant to which Company agreed to issue up to approximately $3,296,703.30 in 8% Senior Secured Convertible Promissory notes with 100% common stock warrant coverage pursuant to the form of notes and warrants set out as Exhibit A (Notes) and Exhibit C (Warrants) (respectively) to the Purchase Agreement (the “Transaction”).

WHEREAS, the Company and the Investors wish to amend the Purchase Agreement and the related Transaction Documents, inter alia, by (i) amending certain terms of the Purchase Agreement as set out herein, (ii) amending Schedule A to the Purchase Agreement to include additional investors whose identity is set out in Part B of Exhibit A hereto; (iii) increasing the amount of the Notes issuable by the Company by up to $1,318,681.32 additional Notes; (iv) amending certain terms of the Notes that were previously issued by the Company to the Investors (iv) amending certain terms of the Warrants which shall be issued in connection with the additional Notes (v) adding the Investors set out in Part B of Exhibit A as party a “Secured Party” to the General Security Agreement dated April 20, 2018.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Definitions. Capitalized terms which are used herein without definition and which are defined in the Purchase Agreement shall have the same meanings herein as in the Purchase Agreement.

§2. Amendment to Purchase Agreement:

(a)	Amendment to Schedule A to the Purchase Agreement (Schedule of Investors): Schedule A to the Purchase Agreement is hereby amended by deleting Schedule A in its entirety and substituting in place thereof with Schedule A attached hereto as Exhibit A.

(b)	Section 1.1 - the definition of “Notes” is hereby amended by substituting the words “up to $3,296,703.30” with up to “$4,615,384.62”.

(c)	Section 1.1 – a new definition of “Additional Notes” shall be added which reads “up to $1,318,681.32 principal amount of Notes”

(d)	Section 2.1 of the Purchase Agreement is hereby amended by adding a new sub-paragraph (c) as follows: “The Purchasers will purchase the Additional Notes, together with Warrants, in one or more tranches, on or before December 31, 2018.

§3. Amendment to the Notes:

(a)	The definition of “Floor Price” in all of the Notes, whether issued prior to the date hereof or to be issued by the Company to the Investors in connection with the Agreement, shall be hereby amended by deleting such definition in its entirety and restating it as follows: “Floor Price” means $ 0.15 per share”.

(b)	Section 4(b) of the Note shall hereby amended by deleting it in its entirety and substituting in place thereof of the following new section 4(b) which reads: “Conversion Price. The conversion price in effect on any Conversion Date shall be equal to greater of (x) $0.25 or (y) $.05 above the closing bid price of the Common Stock on the date prior to the Original Issue Date (the “Conversion Price”). In the event this Note is not paid in full prior to 180 days after the Original Issue Date, the Conversion Price shall be equal to 80% of the lowest VWAP in the 10 trading days prior to the date of the notice of conversion, but in no event below the Floor Price.”

1

§4. Amendment to the Warrants:

(a)	Warrants issued by the Company to the Investors in connection with the Additional Notes;

a.	shall have exercise price of %0.36 and Section 1(b) in the Warrant shall be amended to read “For purposes of this Warrant, “Exercise Price” means $0.36, subject to adjustment as provided herein.

b.	shall have an exercise term of five years.

§5. Amendment to the General Security Agreement

Each of the Investors set out in Part B of Exhibit A shall be added to the General Security Agreement as a “Secured Party” (as that term is defined in the General Security Agreement).

§6. Representations and Warranties. The Company hereby represents and warrants as follows:

(a) Representations and Warranties in Purchase Agreement. The representations and warranties of the Company contained in the Purchase Agreement were true and correct as of the date made and are also true on and as of the date hereof and with the same force and effect as it made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(b) No Default. No Default or Event of Default has occurred and is continuing.

(c) Authority, Etc. The execution and delivery by the Company of this Amendment Agreement and the Company’s performance of this Amendment Agreement and the Purchase Agreement as amended (i) are within the Company’s powers, (ii) have been duly authorized by all necessary action on the part of the Company, (iii) require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder or creditor of the Company, (iv) do not contravene, or constitute a default under, any provision of (A) any Applicable Law, (B) the Charter Documents of the Company, (C) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company.

(d) Enforceability of Obligations. This Amendment Agreement has been duly executed and delivered by the Company. Each of this Amendment Agreement and the Purchase Agreement as amended, constitutes the valid and legally binding agreement of the Company, in each case enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

§7. Effectiveness. This Amendment Agreement shall be effective as of the date first written above upon the execution and delivery of this Amendment Agreement by the Company and the Investors, the execution by the Company and the Investors set out in Part B of Exhibit A of the Securities Purchase Agreement and the Security Agreement by which signature the additional investors shall become party to the aforementioned agreements.

§8. Miscellaneous. This Amendment Agreement shall be a Transaction Document for all purposes under the Purchase Agreement. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York. Except as specifically amended by this Amendment Agreement, the Purchase Agreement and all other Transaction Documents executed and delivered in connection with the Purchase Agreement shall remain in full force and effect. This Amendment Agreement is limited specifically to the matters set forth herein and does not constitute directly or by implication an amendment or waiver of any other provision of the Purchase Agreement or any of the other Transaction Documents.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PRECIPIO, INC.

By:	/s/ Ilan Danieli

Name: Ilan Danieli

Title: CEO

With a copy to (which shall not constitute notice):

Goodwin Proctor LLP

620 Eight Avenue

New York, NY 10018

Attn.: Stephen M. Davis, Esq.

Facsimile: (212) 813-8804

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

3

INVESTORS SIGNATURE PAGE TO AMENDMENT AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Investor:

Address for Delivery of Securities to Investor (if not same as address for notice):

Subscription Amount:

EIN Number:

Wire Instructions:

[SIGNATURE PAGES CONTINUE]

4

EXHIBIT A

SCHEDULE OF INVESTORS

Part A

Part B

5